UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report:

July 16, 1999

Commission File Number: 33-764-C

__________________INTERACTIVE GAMING & COMMUNICATIONS CORP.____________________

Exact name of Registrant as specified in its charter)

_____Delaware____________________________________________23-2838676____________

(State of Incorporation) (I.R.S. ID Number)

4070 Butler Pike, Suite 300

_____Plymouth Meeting, PA ________________________________19462________________

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (610)-941-0305

Securities registered pursuant to Section 12 (g) of the Act:

Common Stock, par value $.001 per share

Title of each class Name of each exchange on which registered

Common Stock NASDAQ Bulletin Board

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 of 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

(1)Yes X No __

(2)Yes X_ No __

Item 2. Acquisition or Disposition of Assets

The Registrant announces that as of June 23, 1999 it acquired fifty three and twenty six hundredths per cent (53.26%) of Century Industries, Inc., a District of Columbia corporation listed on the OTC:BB under the symbol "CNTI" and the Philadelphia Stock Exchange under the symbols "CII.A" and "CII.B." This transaction represents the acquisition of a significant amount of assets otherwise than in the ordinary course of business.

(a) On June 23, 1999, the Registrant acquired 53.26% of Century Industries, inc., a District of Columbia corporation, by virtue of a Partial Acquisition Agreement and a Parent/Subsidiary agreement, signed on such date which provided for the acquisition of Century's control block of Class A common voting shares which constitute 53.26% of the fully diluted voting rights of the issued and outstanding Class A and Class B shares of Century Industries. The assets Interactive Gaming acquired by such agree lass A shares of Century Industries, Inc., such shares having on June 23, 1999 a book value of $2,523,114, and a market value of $2,195,067 based on the closing price of the last available trade.

Registrant agreed to issue seven and one half (7.5) million of its $.001 par value common shares in exchange for the acquisition of Century's control block. On June 23, 1999, these 7.5 million shares had a market value of $3,750,000, by virtue of Registrant's average per share trading value of $.50 for the 15 days preceding June 23, 1999. The parties agreed, in formulating the agreement, to value Century's control block shares at one and one half times their representative book value to effectuate t

Registrant is reporting the transaction as a partial acquisition which creates a parent/subsidiary relationship between Registrant and Century Industries and the source of funds therefore is the issuance of 7.5 million unregistered shares from its authorized but unissued shares to the entities and individuals comprising Century's control block.

The agreement also provides for alternative mechanisms for Registrant to acquire the remaining shares of Century on a basis "equal to or better than" the terms provided to Century's control block parties.

(b) Other than acquiring Century's aforedescribed control block shares, Registrant acquired no bulk sale assets such as plant, equipment, or physical property. All of Century's assets shall continue to be devoted to Century's use for the purposes previously chosen and utilized by Century.

Item 7.

(a) The 1st quarter 1999 10-Q financial statements of Century Industries, Inc., a fully reporting 12(g) EDGAR Electronic Filing Registrant, are attached hereto and made a part hereof as Exhibit "A".

(b) The registrant's pro forma financial information, with Century Industries, Inc.'s control block accounted for as a purchase, is as follows:

Pro Forma Balance Sheet at 3/31/99
Assets
	Registrant	Century	Consolidated
Current Assets
Cash and Cash Equiv.	$ 44,645	142,122	186,767
Accounts Receivable	2,648,773	2,149,957	4,798,730
Inventory	---	105,862	105,862
Mkt. Securities	---	126,441	126,441
Deferred tax asset	100,000	---	100,000
Other current assets	---	194,673	194,673
Total current assets	2,793,418	2,719,056	5,512,474

Property & Equip
Land & Bldg	---	378,269	378,269
Software & Computers	1,772,386	2,258,106	4,030,492
Furn & fixtures	---	825,754	825,754
Machinery & equipment	---	62,670	62,670
Transportation equip	---	206,229	206,229
Leasehold improvements	---	159,251	159,251
Less: Accum. Dep.)	---	(1,535,037)	(1,535,037)
Net Property & equip	1,772,396	2,355,242	4,127,628

Other Assets
Investments	---	707,666	707,666
Security deposits	1,118	105,653	106,771
Goodwill: Net	---	1,828,326	1,828,326
Due from related parties	---	618,513	618,513
Other assets	---	319,084	319.084
Total other assets	1,118	3,579,242	3,580,360

Total Assets	4,566,922	8,653,540	13,220,462

Liabilities & Shareholders Equity
Liabilities
Current Liabilities
Accounts payable	670,885	1,175,113	1,845,998
Current Maturities	60,000	567,692	627,692
Capital lease oblig	---	103,325	103,325
Notes payable	---	---	---
Advances from S'holders	---	93,408	93,408
Accrued expenses	---	1,288,525	1,288,525
Dividends payable	---	16,389	16,389
Total curr. lia	730,885	3,244,451	3,975,337
Long term less curr.	243,021	639,432	882,453
Cap lease less curr.	---	18,098	18,098
Total liabilities	973,906	3,901,981	4,875,888

Minority interest		14,207	2,235,630

Stockholders Equity

Common stock,	25,000,000
authorized,	23,944,903
outstanding			23,945
Additional paid in capital			6,085,999
Total shareholders equity	3,593,016	4,737,352	6,108,944
Total liabilities and shareholders equity	4,566,922	8,653,540	13,220,462

Income Statement at 12/31/98 and 3/31/99
	Registrant		Century		Consolidated
	12/31/98	3/31/99	12/31/98	3/31/99	12/31/98	3/31/99
Sales	374,302	273,244	12,006,896	3,067,017	12,381,198	3,340,261
Cost of Sales	---	7,563,425	1,651,083	7,563,425	1,651,083
Gross Profit	273,244	4,443,471	1,415,934	4,817,773	1,689,178
Operating Costs
Payroll expense	331,804	48,614	1,593,926	482,336	1,925,730	530,950
Professional fees	211,488	179	802,775	94,097	1,014,263	94,276
Travel & entertainment	---	6,245	281,192	58,175	281,192	64,420
Bad Debts	---	---	168,685	---	168,685	---
Depreciation	186,719	---	420,217	68,135	606,936	68,135
Other	149,546	9,961	431,544	149,546	441,505
Rent	68,250	14,097	---	68,250	14,097
Office expense	14,822	2,948	---	14,822	2,948
Telephone	43,069	4,200	---	43,069	4,200
Bank charges	15,180	578	---	15,180	578
Total operating costs	1,020,878	86,821	5,856,142	1,134,287	6,877,020	1,221,108

Operating Income	(646,576)	186,423	(1,412,671)	281,647	(2,059,247)	468,070
Earnings per share	(.05)	.01	(.14)	.01	(.13)	.02

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

July 16, 1999

Interactive Gaming & Communications Corp.

Michael Simone, President

Exhibit A

CENTURY INDUSTRIES, INC. AND SUBSIDIARIES
Page
PART 1. FINANCIAL INFORMATION
Item 1	Consolidated Financial Statements	F1
	Consolidated Balance Sheets as of March 31, 1999 and December 31, 1998	F2-3
	Consolidated Statements of Operations for the three months ended March 31, 1999 and December 31, 1998	F4
	Consolidated Statement of Changes in Stockholders' Equity for the three months ended March 31, 1999	F5
	Consolidated Statements of Cash Flows for the three months ended March 31, 1999 and 1998	F6-7
	Notes to Consolidated Financial Statements	F8
Item 2.	Management's Discussion and Analysis of Financial Condition and Results of Operations

FINANCIAL STATEMENTS

In the opinion of the management of Century Industries, Inc. and subsidiaries (the Company), the accompanying unaudited interim consolidated financial statements contain all adjustments necessary of a fair presentation of the Company's financial condition as of March 31, 1999 and December 31, 1998, and the results of its operations and cash flows for the three month periods ended March 31, 1999 and 1998.

The accompanying unaudited consolidated financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and note disclosures normally included in annual financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to those rules and regulations, although the Company's management believes that the disclosures and information presented are adequate and not misleading. Reference is made to the detailed financial statement disclosures which should be read in conjunction with this report and are contained in the notes to consolidated financial statements included in the Company's Annual Report Form 10-KSB for the year ended December 31, 1998. Certain items in prior period consolidated financial statements have been reclassified, where appropriate, to conform with the March 31, 1999 presentation.

CENTURY INDUSTRIES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
MARCH 31, 1999 AND DECEMBER 31, 1998
(Unaudited)

ASSETS

CURRENT ASSETS	3/31/99	12/31/98

Cash and Cash Equivalents	$ 142,122	$ 497,341
Accounts Receivable-Trade (Net of allowance for doubtful accounts of $52,000 and $283,000 respectively)	2,149,957	1,923,084
Inventory	105,862	154,798
MarkeTABLE Securities	126,441	116,925
Other Current Assets	194,673	572,462

Total Current Assets	2,719,056	2,737,036

Property and Equipment

Land and Building	378,269	378,270
Software and Computer Equipment	2,258,106	2,245,067
Furniture and Fixtures	825,754	824,186
Machinery and Equipment	62,670	65,139
Transportation Equipment	206,229	215,429
Leasehold Improvements	159,251	159,251
	3,890,279	3,887,342
Less: Accumulated Depreciation	(1,535,037)	(1,382,951)
Net Property and Equipment	2,355,242	2,077,423

Other Assets

Investments	707,666	707,666
Security Deposits	105,653	105,653
Goodwill, Net	1,828,326	1,828,326
Due from Related Parties	618,513	496,171
Other Assets	319,084	1,317,340
Total Other Assets	3,579,242	4,455,156

Total Assets	$ 8,653,540	$9,696,583
See accompanying notes to consolidated financial statements

CENTURY INDUSTRIES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
MARCH 31, 1999 AND DECEMBER 31, 1998
(Unaudited)
LIABILITIES AND STOCKHOLDERS' EQUITY

	3/31/99	12/31/98
Current Liabilities

Accounts Payable - Trade	$ 1,175,113	$1,521,587
Current Maturities - Long Term Debt and Mortgages	567,692	878,149
Capital Lease Obligations	103,325	104,349
Notes Payable	--	200,000
Advances from Stockholders	93,408	58,524
Accrued Expenses	1,288,525	1,485,883
Dividends Payable	16,389	16,389
Total Current Liabilities	3,244,451	4,264,881
Long Term Notes and Mortgages Payable, Less Current Portion	639,432	749,066
Capital Lease Obligations, Less Current Portion	18,098	59,195

Total Liabilities	3,901,981	5,073,142

Minority Interest	14,207	12,719

Stockholders' Equity

Preferred Stock, Convertible, $.001 par value, 1,200,000 shares authorized, 1,000,000 issued and outstanding	1,000	1,000
Common Stock, Class A, $.001 par value, 25,000,000 shares authorized, 3,783,000 and 3,783,000 issued	3,783	3,783
Common Stock, Class B, $.001 par value, 25,000,000 shares authorized, 5,167,000 and 5,167,000 issued and outstanding	5,167	5,167
Additional Paid in Capital	8,080,396	8,080,396
Retained Deficit	(2,453,251)	(2,579,880)
	5,383,838	5,510,466

Less: Class A common stock in treasury, 269,202 shares in 1998 and 1997	(899,744)	(899,744)
Total Stockholders' Equity	4,737,352	4,610,722

Total Liabilities and Stockholders' Equity	$ 8,653,540	$ 9,696,583
See accompanying notes to consolidated financial statements

CENTURY INDUSTRIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 1999 AND 1998
(Unaudited)

	1999	1998
Sales	$3,067,017	$3,070,052
Cost of Sales	1,651,083	1,934,499

Gross Profit on Sales	1,415,933	1,135,553

Operating Costs

Payroll Expense	482,336	543,180
Professional Fees	94,097	86,444
Auto, Travel and Entertainment	58,175	49,622
Amortization and Depreciation	68,135	138,957
Other	431,544	451,408
Total Operating Costs	1,134,286	1,269,611

Income (Loss) From Operations	281,647	(134,058)

Other Income (Expense)

Other (Income) Expense	(120,983)	--
Interest Expense	(34,035)	(35,977)
Other Income (Expense)-Net	--_	(5,567)
Total Other Income (Expense) - Net	(155,018)	(41,544)

Income (Loss) Before Taxes	126,629	(175,602)

Income Tax Provision (Benefit)	--	(14,520)

Net Income (Loss)	$ 126,629	$ (161,082)

Net Income (Loss) Available for Common Stockholders	$ 126,629	$ (161,082)

Earnings (Loss) Per Share:

Basic and Diluted Earnings (Loss) Per Share	$ .01	$ (0.02)

See accompanying notes to consolidated financial statements

CENTURY INDUSTRIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
FOR THE THREE MONTHS ENDED MARCH 31,1999
(Unaudited)
	PREFERRED STOCK	COMMON STOCK CLASS A	COMMON STOCK CLASS B	ADDITIONAL PAID-IN CAPITAL	RETAINED EARNINGS (DEFICIT)	TREASURY STOCK	TOTAL STOCKHOLDERS' EQUITY
Balance December 31, 1998	$ 1,000	$ 3,783	$ 5,167	$ 8,080,396	$ (2,579,509)	$ (899,744)	$ 4,610,722
Net Income for three months ended 3/31/99					126,629		(126,629)

Balance March 31,1999	$ 1,000	$ 3,783	$ 5,167	$ 8,080,396	$ (2,453,251)	$ (899,744)	$ 4,737,351
See accompanying notes to consolidated financial statements

CENTURY INDUSTRIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 1999 AND 1998
(Unaudited)

	3/31/99	3/31/98

Cash Flows from Operating Activities:
Cash received from customers	$ 2,840,143	$ 2,955,753
Cash paid to suppliers and employees	(2,399,204)	(3,127,547)
Interest received	--	943
Interest paid	(34,035)	(35,977)
Income taxes paid	--	-----------
Net cash used for operating activities	406,904	(206,828)

Cash Flows from Investing Activities:
Purchases of fixed assets	(2,937)	(457,612)
Purchases of markeTABLE securities and investments	(9,516)	(158,215)
Net cash used for investing activities	(12,452)	(615,827)

Cash Flows from Financing Activities:
Proceeds from issuance of equity securities	--	30,014
Receipts of (payments on) notes	(662,212)	409,463
Net advances from affiliates-stockholders	(87,458)	(179,601)
Net cash provided by financing activities	(749,671)	659,876

Net (Decrease) Increase In Cash and Cash Equivalents	(355,219)	(162,779)

Cash and Cash Equivalents - January 1	$ 497,341	$ 282,009

Cash and Cash Equivalents - March 31	$ 142,122	$ 119,230

Net (Loss) Income	$ 126,629	(161,082)
Amortization and depreciation	68,135	138,957
Minority interest	1,488	(7,000)
Increase in accounts receivable	(226,873)	(114,299)
(Increase) decrease in inventory	48,936	22,488
(Increase) decrease in other current assets and other assets	679,164	29,182
Decrease in accounts payable	(93,216)	(343,005)
Increase in accrued expenses	(197,358)	227,931
Net cash used for operating activities	$ 406,904	$ (206,828)
See accompanying notes to consolidated financial statements

CENTURY INDUSTRIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 1999 AND 1998
(Unaudited)

For the purpose of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Non-cash investing and financing activities:

During the quarters ended March 31, 1999 and 1998, the Company recognized an unrealized gain of $0.00 and an unrealized gain of $10,802, respectively, on markeTABLE securities available for sale. In accordance with Statement of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities, the investment and retained earnings accounts was not adjusted and increased by $10,802 for the quarters ended March 31, 1999 and 1998, respectively.

See accompanying notes to consolidated financial statements

CENTURY INDUSTRIES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

NOTE 1-BASIS OF PRESENTATION

The accompanying unaudited consolidated financial statements of Century Industries, Inc. and Subsidiaries (the Company) have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and note disclosures normally included in annual financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to those rules and regulations, although the Company's management believes that disclosures and information presented are adequate and not misleading. Reference is made to the detailed financial statement disclosures which should be read in conjunction with this report and are contained in the notes to consolidated financial statements included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998. Certain items in prior period consolidated financial statements have been reclassified, where appropriate, to conform with the March 31, 1999 presentation. The December 31, 1998 balance sheet was derived from audited consolidated financial statements, but does not include all disclosures required by generally accepted accounting principles.

NOTE 2- INTERIM PERIODS

In the opinion of the management of the Company, the accompanying unaudited interim consolidated financial statements contain all adjustments (which are of a normal recurring nature) necessary for a fair presentation of the Company's financial condition as of a March 31, 1999 and December 31, 1998, and the results of its operations and cash flows for the three month periods ended March 31, 1999 and 1998. The results of operations for the three months ended March 31,1999 are not necessarily indicative of the results to be expected for the full year.

NOTE 3-PER SHARE DATA

Per share data was computed by dividing net income (loss) by the weighted average number of shares outstanding during the period.

NOTE 4- BUILDING AND RELATED MORTGAGES

The Company closed on an office condo building located in Reston, Virginia during the first quarter of 1998. This facility, which cost approximately $360,000, will house the Company's corporate office and USIB and USIB Holdings insurance operations.

The facility was financed with a $281,250 first trust mortgage loan from a bank. The first trust mortgage loan bears a 9% interest rate and has a three year maturity with monthly principal and interest payments based on a fifteen year amortization. Additional financing of $37,500 was provided through a second trust mortgage loan from a financial institution. The second trust mortgage bears interest at 13% and has a term of three years. The second trust loan carries monthly interest payments only until the loan is paid in full. Monthly interest will be adjusted accordingly for any partial repayments of principal.

EXHIBIT 11

CENTURY INDUSTRIES, INC., AND SUBSIDIARIES
COMPUTATION OF EARNINGS PER COMMON SHARE
FOR THE THREE MONTHS ENDED MARCH 31, 1999 AND 1998
.
	Three Months Ended March 31, 1999	Three Months Ended March 31, 1998

Shares Outstanding	8,950,000	7,683,000
Weighted average shares outstanding	8,950,000	7,500,000
Net Income (Loss)	$ 126,629	$ (161,082)
Preferred Dividends	--------------	--------------
Total Net Income (Loss) Available for Common Stockholders'	$ 126,629_	$ (161,082)

Basic and Diluted Earnings (Loss) Per Share:
Earnings (Loss) Per Share	$0.01	$(0.02)